SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549



	FORM 8-K/A



	Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



	Date of Report (Date of earliest event reported):  February 21, 1996



	HERITAGE MEDIA CORPORATION
	(Exact name of registrant as specified in its charter)



Iowa						1-100155			42-1299303
(State of				(Commission File			(IRS employment
incorporation)			  Number)				identification no.)


	One Galleria Tower
	13355 Noel Road, Suite 1500
	Dallas, Texas   75240
	(Address of principal executive offices)



Registrant's telephone number, including area code    214-702-7380




	Page 1 of 5 pages
	Index to exhibits on page 5



Item 2.  Acquisition or Disposition of Assets.

Heritage Media Corporation ("Heritage") filed a Form 8-K with the Commission on December 11, 1995 (as amended on January 4, 1996 and
January 17, 1996) announcing that it had entered into an Agreement and Plan of Merger, dated October 23, 1995 and as restated and amended on January 19, 1996 (the "Merger Agreement"), with DIMAC Corporation ("DIMAC"). The Merger Agreement contemplated that a wholly owned subsidiary of Heritage would merge (the "Merger") with and into DIMAC.
On February 21, 1996, the Merger direct marketing services company in the United States, became a wholly owned subsidiary of Heritage.

As a result of the Merger, each outstanding share of DIMAC common stock
(other than dissenting shares) was converted into the right to receive
$28 in cash. Approximately 6.5 million shares of DIMAC common stock were outstanding on the effective date of the Merger. The Company required additional financing of $183,000,000 to fund the purchase price of the DIMAC common stock and approximately $77,000,000 to refinance DIMAC's indebtedness, to provide an acquisition credit facility for DIMAC and to fund related transaction expenses. The acquisition was funded through the issuance by Heritage of $175 million of subordinated notes due in 2006 which were sold in an underwritten public offering and borrowings under a new $175 million credit facility entered into by DIMAC as of the date of the Merger with group of commercial banks (for which NationsBank of Texas, N.A. and Citibank, N.A. served as agents).

The Merger was accounted for as a purchase. Financial statements reflecting the historical financial position of DIMAC and its subsidiaries as well as pro forma condensed combined financial information of Heritage and DIMAC were previously filed with this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

	Heritage has previously filed as a part of this report:

(i)	Consolidated financial statements of DIMAC at December 31, 1993 and 1994, and for each of the three years in the period ended December 31, 1994, accompanied by the report of Ernst & Young LLP thereon;

(ii)	Unaudited consolidated financial statements of DIMAC at
September 30, 1995, and for the nine months ended September 30, 1994 and 1995;

(iii)	Audited combined financial statements of T. R. McClure and Company,
Inc. and related companies at December 31, 1993 and 1994, and for each of the two years in the period ended December 31, 1994, accompanied by the report of La Vecchia & Zarro thereon and the unaudited financial statements of T. R. McClure and Company, Inc. and related companies at September 30, 1995 and for the nine-month periods ended
September 30, 1994 and 1995;

(iv) Audited financial statements of Palm Coast Data, Ltd. at December 31, 1993 and 1994, and for each of the two years in the period ended December 31, 1994, accompanied by the report of Deloitte & Touche LLP and the unaudited financial statements of Palm Coast Data, Ltd. for the four-month periods ended April 30, 1994 and 1995; and

(v)	Audited financial statements of The Direct Marketing Group, Inc.
at December 31, 1992 and 1993, and for each of the two years in the period ended December 31, 1993, accompanied by the report of Leslie Sufrin and Company, P.C.

(b)	Pro forma financial information.

Heritage has previously filed as a part of this report pro forma condensed combined financial information of Heritage and DIMAC as of September 30, 1995 and for the year ended December 31, 1994 and the nine months ended September 30, 1995.

(c)  Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 23, 1995, by and among Heritage Media Corporation, Arch Acquisition Corp., and DIMAC Corporation (filed as Exhibit 2.1 to Form S-4, Reg. No. 33-64473, and incorporated herein by reference).

23.1	Consent of Ernst & Young LLP (previously filed).

23.2	Consent of Mortenson and Associates, P.C., formerly La Vecchia & Zarro
(previously filed).

23.3	Consent of Deloitte & Touche LLP (previously filed).

23.4	Consent of Leslie Sufrin and Company, P.C. (previously filed).



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						HERITAGE MEDIA CORPORATION



Date:  March 7, 1996 		By:	/s/ James P. Lehr
                          ______________________
							James P. Lehr
							Senior Vice President--Chief Accounting and Administration Officer




	INDEX TO EXHIBITS


2.1	Agreement and Plan of Merger, dated as of October 23, 1995, by and among Heritage Media Corporation, Arch Acquisition Corp., and DIMAC Corporation (filed as Exhibit 2.1 to Form S-4, Reg. No. 33-64473, and incorporated herein by reference).

23.1	Consent of Ernst & Young LLP (previously filed).

23.2	Consent of Mortenson and Associates, P.C., formerly La Vecchia & Zarro
(previously filed).

23.3	Consent of Deloitte & Touche LLP (previously filed).

23.4	Consent of Leslie Sufrin and Company, P.C. (previously filed).






56528.03
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